Northwestern Mutual Series Fund, Inc.
Domestic Equity Portfolio
Supplement Dated June 12, 2025, to the
Prospectuses Dated May 1, 2025
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) and the Summary Prospectus for the Domestic Equity Portfolio, each dated May 1, 2025, as may be supplemented (the “Prospectuses”). You should read this Supplement together with the Prospectuses.
Sub-Adviser Change for the Domestic Equity Portfolio
On or about July 31, 2025, Putnam Investment Management, LLC (“Putnam”) will replace Delaware Investments Fund Advisers as the sub-adviser for the Fund’s Domestic Equity Portfolio (the “Portfolio”). Putnam will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on June 5, 2025.
In approving the new Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about Putnam, its investment strategies for the Portfolio, associated risks, and other information will be made available in the near future, consistent with the requirements of the Exemptive Order.
Please retain this Supplement for future reference.